Exhibit 99.2 Second Quarter 2020 Results Conference Call August 4, 2020

Forward-Looking Statements and Non-GAAP Financial Measures This presentation includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to future, not past, events and often address our expected future growth, plans and performance or forecasts. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “designed,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “will,” or “would,” and similar expressions or variations, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about the potential impacts of the COVID-19 pandemic, our strategic initiatives, our capital plans, our costs, our ability to successfully deliver on our commitments to our customers, our ability to deploy new business as planned, our ability to successfully implement new technologies, our future financial performance and our liquidity. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. We do not undertake to update our forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. Our actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, the severity, magnitude and duration of the COVID-19 pandemic; responses to the pandemic by the government and healthcare providers and the direct and indirect impacts of the pandemic on our customers and personnel; the disruption of national, state and local economies as a result of the pandemic; the impact of the pandemic on our financial results, including possible lost revenue and increased expenses; and the factors discussed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2019, our quarterly reports on Form 10-Q and any other periodic reports that the Company files with the Securities and Exchange Commission. This presentation includes the following non-GAAP financial measures: adjusted EBITDA, non-GAAP cost of services, non-GAAP SG&A expense and net debt. Please refer to the Appendix located at the end of this presentation for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. 2

Q2 Financial Highlights and 2020 Outlook Second Quarter 2020 Financial Highlights ▪ Revenue of $314.7 million, up $19.7 million and 6.7% compared to the same period last year ▪ GAAP net income of $15.1 million, compared to net loss of $5.2 million in the same period last year ▪ Adjusted EBITDA of $65.3 million, up $24.7 million compared to the same period last year 2020 Financial Outlook ▪ Revenue of $1,220 million to $1,250 million ▪ GAAP operating income of $90 million to $110 million ▪ Adjusted EBITDA of $230 million to $240 million Note: Adjusted EBITDA guidance includes anticipated headwind of $5 million from the pending sale of the EMS business and assumes no contribution from the RevWorks acquisition. 3

COVID-19 Update and Volume Trends Health and Safety of Workforce ▪ Provide protective equipment for frontline employees and ensure a safe environment by increasing work-from-home ▪ Continue to serve our customers without any disruption Actions we have taken to support our Customers ▪ Faster conversion of billings to cash ▪ Enablement of mobile registration and contactless check-in ▪ Assistance with COVID-related compliance and regulatory updates ▪ Telehealth billing support ▪ Scheduling of elective procedures as services restart Patient Volumes Started to Recover in Q2 ▪ Experienced successive monthly improvement through July relative to late March/early April lows ▪ Pace of recovery has been faster than we expected three months ago, with variation between different geographies and care settings 4

Deployment Update Penn State Health ▪ Initiated onboarding activities in May, proceeding on schedule under a virtual model ▪ Expect onboarding to conclude in the first quarter of 2021 Rush University System for Health (RUSH) ▪ Progressing on schedule, also under a virtual model ▪ Evolving COVID-19 restrictions in Illinois may impact some deployment activities; optimistic that we can complete onboarding by the end of 2020 $700 million NPR Physician Customer (signed in 3Q 2019) ▪ Currently 75% through deployment plan ▪ On track to complete onboarding in the fourth quarter Quorum Health ▪ Deployment activities complete ▪ Dedicated team will focus on optimizing performance 5

Commercial Update End-to-End and Modular Pipeline Up Sequentially ▪ Increase in RFP activity, as well interest from >$5 billion NPR health systems ▪ High degree of visibility to meet or exceed goal of $3 billion of new end-to-end NPR in 2020 RevWorks/Cerner Partnership ▪ RevWorks acquisition completed on August 3rd ▪ Via strategic partnership, we will offer our revenue cycle capabilities and expertise to Cerner’s current customers and new prospects ▪ This week, we will begin communicating to providers the enhanced value proposition that R1 and Cerner now offer Physician Solution Gaining Traction ▪ Physician market remains highly attractive for us - vendor landscape is highly fragmented and competitors generally have limited scale leverage ▪ Notable recent wins: Pinnacle Dermatology and Integrated Care Physicians 6

Digital Transformation Patient Experience Platform (PX) ▪ With the acquisition of SCI, we now have comprehensive digital patient interface capabilities across the front office, inclusive of scheduling, contactless patient intake and financial clearance ▪ Recent signings for PX include Boston Children’s, St. Jude Children’s, Nuvance Health, Houston Methodist and a $5B NPR health system ▪ We intend to further invest in advancing our capabilities and increasing market awareness of this offering Robotic Process Automation (RPA) ▪ Original portfolio of 13 routines fully in production; on track to exceed expected results ▪ 10 additional routines in various stages of development Machine Learning ▪ Presents significant opportunity to reduce inefficiency and improve productivity ▪ Leverages vast repository of structured data to improve operational performance ▪ Four proof-of-concepts launched with very encouraging results 7

2Q’20 Non-GAAP Results – Q/Q and Y/Y Comparison ($ in millions) 2Q’20 1Q’20 2Q’19 Key change driver(s) • Q/Q: Volume and incentive fee reduction due to COVID-19 Revenue $314.7 $320.5 $295.0 • Y/Y: New customer wins and organic growth at existing customers • Q/Q: Cost containment initiatives and lower employee expenses Non-GAAP Cost of Services1 $229.8 $237.6 $232.5 • Y/Y: Lower compensation costs, healthcare claims experience and CARES Act relief • Q/Q: Lower travel and marketing expenses due to COVID-19 Non-GAAP SG&A expense1 $19.6 $21.3 $21.9 • Y/Y: Lower travel and marketing expenses due to COVID-19 • Q/Q: Cost containment initiatives and lower employee expenses • Y/Y: Continued progression of Adjusted EBITDA1 $65.3 $61.6 $40.6 operating partner customers along the profitability curve, offset partly by onboarding costs Note1: Non-GAAP cost of services, non-GAAP SG&A expense and adjusted EBITDA are non-GAAP measures. 8 A reconciliation of non-GAAP to GAAP measures is provided in the Appendix of this presentation.

Additional Commentary Net debt1 of $443.4 million as of 6/30/20, including restricted cash ▪ Up sequentially due to incremental borrowing to fund SCI acquisition Sufficient liquidity to withstand a wide range of scenarios ▪ Cash, revolver availability and expected proceeds from EMS divestiture equate to over $285 million in cash that could be used for debt paydown, to invest in the business, or for acquisitions 2020 Financial Outlook ▪ Revenue of $1,220 million to $1,250 million ▪ Adjusted EBITDA of $230 million to $240 million Q3 2020 Financial Outlook ▪ Revenue of $290 million to $300 million ▪ Adjusted EBITDA in the low-to-mid $40 million range Note1: Net debt is a non-GAAP measure. A reconciliation of non-GAAP to GAAP measures is provided in the Appendix of this presentation. 9

Appendix 10

Use of Non-GAAP Financial Measures ▪ In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA, adjusted cost of services, adjusted SG&A expense and net debt. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, expense arising from debt extinguishment, severance and related employee benefits, strategic initiatives costs, transitioned employee restructuring expense, digital transformation office expenses, and certain other items. Adjusted cost of services is defined as GAAP cost of services before share-based compensation expense and depreciation and amortization expense. Adjusted SG&A expense is defined as GAAP SG&A expense before share-based compensation expense and depreciation and amortization expense. Net debt is defined as total debt less cash and cash equivalents, and restricted cash. ▪ Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. ▪ A reconciliation of GAAP net income to non-GAAP adjusted EBITDA, GAAP cost of services to non-GAAP cost of services, GAAP SG&A expense to non- GAAP SG&A expense and total debt to net debt is provided on the following slides. Adjusted EBITDA, adjusted cost of services, adjusted SG&A expense and net debt should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. 11

Reconciliation of GAAP to Non-GAAP Financials $ in millions Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA Three Months Ended Three Months Ended June 30, March 31, 2020 2019 2020 Net income (loss) $ 15.1 $ (5.2) $ 18.2 Net interest expense 4.8 9.9 3.8 Income tax provision (benefit) 5.2 (11.1) 10.4 Depreciation and amortization expense 17.9 12.9 15.7 Share-based compensation expense 4.3 4.6 4.8 Loss on debt extinguishment — 18.8 — Other expenses (1) 18.0 10.7 8.7 Adjusted EBITDA (non-GAAP) $ 65.3 $ 40.6 $ 61.6 Reconciliation of GAAP Cost of Services to Non-GAAP Cost of Services Three Months Ended Three Months Ended June 30, March 31, 2020 2019 2020 Cost of services $ 248.3 $ 246.1 $ 253.9 Less: Share-based compensation expense 1.5 1.5 1.9 Depreciation and amortization expense 17.0 12.1 14.4 Non-GAAP cost of services $ 229.8 $ 232.5 $ 237.6 Reconciliation of GAAP SG&A to Non-GAAP SG&A Three Months Ended Three Months Ended June 30, March 31, 2020 2019 2020 Selling, general and administrative $ 23.3 $ 25.8 $ 25.5 Less: Share-based compensation expense 2.8 3.1 2.9 Depreciation and amortization expense 0.9 0.8 1.3 Non-GAAP selling, general and administrative $ 19.6 $ 21.9 $ 21.3 Note (1): Other expenses are comprised of severance and related employee benefits, strategic initiatives costs, transitioned employees restructuring expense, a portion 12 of DTO costs and appreciation bonuses for the Company’s front-line employees and pandemic response mobilization efforts related to the COVID-19 pandemic.

Reconciliation of GAAP to Non-GAAP Financials $ in millions Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance 2020 GAAP Operating Income Guidance $90-110 Plus: Depreciation and amortization expense $65-75 Share-based compensation expense $20-25 Strategic initiatives, severance and other costs $45-50 Adjusted EBITDA Guidance $230-240 Reconciliation of Total Debt to Net Debt June 30, December 31, 2020 2019 Senior Revolver $ 70.0 $ 40.0 Senior Term Loan 497.5 316.9 567.5 356.9 Less: Cash and cash equivalents 123.1 92.0 Non-current portion of restricted cash equivalents 1.0 0.5 Net Debt $ 443.4 $ 264.4 13